October 22, 2002

             DREYFUS VARIABLE INVESTMENT FUND SMALL CAP PORTFOLIO
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

     Effective January 2, 2003, the Small Cap Portfolio will change its name to DEVELOPING LEADERS PORTFOLIO. The Portfolio's current investment policy to invest at least 80% of its assets in the stocks of small-cap companies also will be modified, so that, effective that date, the portfolio will invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase.

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